LONG TERM DEBT, NET OF DISCOUNT	12 Months Ended
Dec. 31, 2014
Debt Instruments [Abstract]
LONG TERM DEBT, NET OF DISCOUNT
18.	LONG TERM DEBT, NET OF DISCOUNT

On September 16, 2013, we entered into several agreements pursuant to which Deerfield agreed to provide us $25.0 million in funding, which occurred the same day. Pursuant to the terms of the Facility Agreement, we issued Deerfield promissory notes in the aggregate principal amount of $25.0 million. The long-term debt is repayable over five years, with equal payments of the principal amount due on the third, fourth and fifth anniversaries of the date of the disbursement, except if IMRIS achieves certain revenue targets as measured at each anniversary date, upon which we can elect to defer each of the principal payments to subsequent anniversary dates to maturity on its fifth anniversary date. Deerfield may also elect at its option to defer principal payments due on the aforementioned anniversary periods.

The notes may be prepaid in full after the third anniversary at the approval of Deerfield and at the option of the Company with 20 days’ written notice to Deerfield under the Facility Agreement. Prepayment must be accompanied by a 4% prepayment fee of the principal then outstanding. Deerfield has the right to have the long-term debt repaid at 104% of the principal amount then outstanding in the event the Company completes a major transaction, which includes, but is not limited to, a merger or sale of the Company. If a major transaction occurs prior to the third anniversary of the agreement, the Company will be required to pay all interest that would have been accrued and payable through the third anniversary date. The long-term debt is secured by the Company’s assets.

The debt agreement contains covenants which are customary for similar credit agreements, including covenants related to financial reporting and notification, payment of indebtedness, taxes and other obligations; compliance with applicable laws; and limitations regarding additional liens, indebtedness, certain acquisitions, investments and dispositions of assets. The debt agreement contains a covenant which requires written consent from Deerfield before declaring or paying any dividend or other distribution on its common shares. Additionally, the Company must maintain cash and cash equivalents, including restricted cash, of at least $7.5 million measured at each quarter end.

The long-term debt requires interest at 9.0% per annum, payable quarterly. During 2014, the long-term debt effective interest rate was 9.44%. Interest accrued on each of the first five quarters is not paid but is added to the outstanding principal of the notes, resulting in PIK interest of $2,456 and $665 as of December 31, 2014 and 2013. The Company at its option, subject to certain conditions, may elect to satisfy its interest obligations occurring on or after January 1, 2015 in the form of freely tradable common shares of the Company.

We paid Deerfield a facility fee of $0.5 million and $1.4 million to other professionals involved in the completion of the Facility Agreement. These costs are capitalized and are being amortized over 5 years using the interest method.

In connection with the Facility Agreement, we issued Deerfield seven-year warrants (the “Deerfield Warrants”) to purchase 6,100,000 shares of the Company’s common stock at an exercise price of $1.94 per share. The exercise of the Deerfield Warrants can be satisfied through a reduction in the principal amount of our outstanding indebtedness to Deerfield, at our option.

We recorded the promissory notes with an aggregate principal amount of $25.0 million at its face value less a note discount of $4.8 million representing the fair value of the notes and its associated warrants. The note discount is amortized using the interest method. As of December 31, 2013 the unamortized note discount was $4.5 million.

On September 23, 2014, the exercise price of the Deerfield Warrants was adjusted to $0.70 per share in connection with the covenant waiver granted for the three month period ended September 30, 2014 (see note 1. Description of Business). The exercise price adjustment was considered a debt agreement modification. Under modification accounting, the fair value of the debt immediately before and subsequent to the modification was compared to determine the $1.1 million adjustment to decrease long-term debt and to increase additional paid-in capital.

On December 24, 2014, the exercise price of the Deerfield Warrants was again adjusted, this time to $0.35386 per warrant in connection with the covenant waiver for the periods commencing October 1, 2014 through and including June 30, 2015. The exercise price adjustment was again considered a debt agreement modification, and the fair value of the debt immediately before and subsequent to the modification was compared to determine the additional $281 adjustment to decrease long-term debt and to increase additional paid-in capital. As of December 31, 2014 the unamortized note discount was $4.5 million and will continue to be amortized using the interest method over the remaining period of 3.75 years.

The following assumptions were used in the calculation of the fair value of warrants granted or adjusted during the year using the Black-Scholes option-pricing model:

	December 24,	September 23,	September 16,
	2014	2014	2013

Grant date fair value of warrants granted during the year	$0.09	$0.2996	$0.86
Risk-free interest rate	1.27%	1.27%	2.36%
Dividend yield	0%	0%	0%
Expected life of the warrants	2.98 years	3.23 years	4.25 years
Expected volatility of the underlying stock	60.93%	60.93%	59.96%

Expected volatilities are based on the historic volatility of the Company’s shares as this represents the most appropriate basis to determine the expected volatility in future periods.

In February 2014, we entered into a loan agreement with the City of Minnetonka, Minnesota (“the City”), where the Minnesota Department of Employment and Economic Development has granted us $500 for the purchase and installation of furniture, machinery and equipment and infrastructure improvements necessary for the installation of the aforementioned items. The term of the loan is five years, and bears an interest rate of zero percent. In the event we can document that we have created 75 full-time equivalent jobs at our Minnesota location by February 22, 2015, the City will forgive up to $350 of the loan, with equal monthly payments of the remaining principal balance due beginning January 2016 through January 2019. The loan agreement contains covenants related to financial reporting and notification and is secured by the assets purchased with the loan funds.

The long-term debt, net of discount, including the current portion of long-term debt, is recorded at its carrying value as of December 31, 2014. The fair value of the debt was approximately $26.6 million as of December 31, 2014. Management estimated the fair value of the long-term debt using Level 2 and Level 3 inputs based on recent financing transactions and on the discounted estimated future cash payments to be made on such long-term debt. The discount rate estimated reflects Management’s judgment as to what the approximate current lending rates for notes or group of notes with similar maturities and credit quality would be if credit markets were operating efficiently and assigns a range of likelihoods to whether the notes will be outstanding through maturity or paid early. Present value has been utilized to estimate the amounts required to be disclosed.

Interest and other expense includes interest expense, debt discount amortization, debt issuance cost amortization and bank fees (net). Interest and other expense for the years ended December 31, 2014, 2013 and 2012 includes interest expense of $2,423, $665 and $0, debt discount amortization of $494, $340 and $0 and debt issuance cost amortization of $1,387, $133 and $0. The remainder is other net interest income/expense and banking fees.

The Company has commitments under the Facility Agreement and under the loan agreement with the City requiring future minimum annual principal and interest payments as of December 31, 2014, as follows:

2015	$5,401
2016	10,554
2017	9,801
2018	9,040
2019	14